Morgan Stanley Insight Fund

Consolidated Portfolio of Investments ▪ March 31, 2022 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (95.4%)
	Automobiles (0.4%)
323,314	Rivian Automotive, Inc., Class A (a)(b)	$16,243,295

	Biotechnology (0.8%)
218,728	Intellia Therapeutics, Inc. (a)	15,894,964
76,070	Moderna, Inc. (a)	13,103,818
		28,998,782
	Capital Markets (1.4%)
288,952	Coinbase Global, Inc., Class A (a)	54,860,427

	Chemicals (0.2%)
2,236,098	Ginkgo Bioworks Holdings, Inc. (a)(b)	9,011,475

	Consumer Finance (0.4%)
148,722	Upstart Holdings, Inc. (a)	16,224,083

	Electrical Equipment (0.5%)
3,467,415	Heliogen, Inc. (a)	18,238,603

	Electronic Equipment, Instruments & Components (0.0%)
3,889	Magic Leap, Class A (a)(c)(d) (acquisition cost — $1,890,434; acquired 12/22/15)	—

	Entertainment (5.0%)
2,765,119	ROBLOX Corp., Class A (a)	127,859,103
514,731	Sea Ltd. ADR (a)	61,659,626
		189,518,729
	Health Care Providers & Services (4.2%)
5,070,453	Agilon Health, Inc. (a)	128,535,984
487,172	Guardant Health, Inc. (a)	32,270,273
		160,806,257
	Health Care Technology (4.4%)
676,246	Doximity, Inc., Class A (a)	35,225,654
1,055,324	GoodRx Holdings, Inc., Class A (a)	20,399,413
521,730	Veeva Systems, Inc., Class A (a)	110,846,756
		166,471,823
	Information Technology Services (25.7%)
35,248	Adyen N.V. (a)	69,815,483
1,058,468	Block, Inc., Class A (a)	143,528,261
2,361,599	Cloudflare, Inc., Class A (a)	282,683,400
102,207	MongoDB, Inc. (a)	45,338,003
271,736	Shopify, Inc., Class A (a)	183,682,666
1,072,043	Snowflake, Inc., Class A (a)	245,637,213
		970,685,026
	Interactive Media & Services (6.9%)
2,601,531	Snap, Inc., Class A (a)	93,629,101
1,412,318	Twitter, Inc. (a)	54,642,583
1,857,232	ZoomInfo Technologies, Inc., Class A (a)	110,951,040
		259,222,724
	Internet & Direct Marketing Retail (10.2%)
3,037,019	Coupang, Inc. (a)	53,694,496
1,672,865	DoorDash, Inc., Class A (a)	196,043,049
62,799	MercadoLibre, Inc. (a)	74,698,155
544,724	Wayfair, Inc., Class A (a)	60,344,525
		384,780,225
	Leisure Products (1.4%)
1,995,729	Peloton Interactive, Inc., Class A (a)	52,727,160

	Life Sciences Tools & Services (1.4%)
706,818	10X Genomics, Inc., Class A (a)	53,767,645

Morgan Stanley Insight Fund

Consolidated Portfolio of Investments ▪ March 31, 2022 (unaudited) continued

	Pharmaceuticals (3.7%)
3,612,285	Royalty Pharma PLC, Class A (United Kingdom)	140,734,624

	Real Estate Management & Development (0.3%)
560,293	Redfin Corp. (a)	10,107,686

	Road & Rail (2.6%)
6,182,808	Grab Holdings Ltd., Class A (a)(c)	20,774,235
5,899,187	Grab Holdings Ltd., Class A (a)	20,647,154
1,628,263	Uber Technologies, Inc. (a)	58,096,424
		99,517,813
	Semiconductors & Semiconductor Equipment (2.7%)
154,092	ASML Holding N.V.	102,922,670

	Software (21.5%)
2,561,965	Aurora Innovation, Inc. (a)(c)	13,533,708
852,759	Bill.Com Holdings, Inc. (a)	193,397,214
3,039,698	Cipher Mining Technologies, Inc. (a)	11,064,501
1,162,331	Datadog, Inc., Class A (a)	176,058,277
44,916	MicroStrategy, Inc., Class A (a)(b)	21,843,549
2,581,913	Trade Desk, Inc. (The), Class A (a)	178,797,475
1,332,997	Unity Software, Inc. (a)	132,246,632
751,841	Zoom Video Communications, Inc., Class A (a)	88,138,320
		815,079,676
	Specialty Retail (1.7%)
523,812	Carvana Co. (a)	62,485,533
	Total Common Stocks (Cost $3,939,546,170)	3,612,404,256

NUMBER OF WARRANTS
Warrant (0.0%) (e)
Chemicals (0.0%) (e)
343,913	Ginkgo Bioworks Holdings, Inc. expires 12/31/27 (a) (Cost $1,145,230)	302,747

NUMBER OF SHARES
	Preferred Stocks (1.4%)
	Software (1.4%)
253,991	Databricks, Inc. (a)(c)(d) (acquisition cost — $55,992,926 ; acquired 8/31/21)	52,601,536
197,427	Lookout, Inc., Series F (a)(c)(d) (acquisition cost — $2,255,228; acquired 6/17/14)	1,038,466
	Total Preferred Stocks (Cost $58,248,154)	53,640,002

	Investment Company (1.1%)
1,401,386	Grayscale Bitcoin Trust (a) (Cost $59,305,086)	42,798,328

NUMBER OF SHARES (000)
Short-Term Investments (2.7%)
Securities held as Collateral on Loaned Securities (0.7%)
Investment Company (0.7%)
24,388	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio – Institutional Class (f)	24,387,873

PRINCIPAL AMOUNT (000)
	Repurchase Agreements (0.0%) (e)
$1,270	HSBC Securities USA, Inc. (0.30%, dated 3/31/22, due 4/1/22; proceeds $1,270,212; fully collateralized by U.S. Government obligations; 0.00%-3.75% due 4/30/22-5/15/51; valued at $1,295,606)	1,270,202
116	Merrill Lynch & Co., Inc. (0.20%, dated 3/31/22, due 4/1/22; proceeds $115,589; fully collateralized by a U.S. Government obligation; 0.63% due 10/15/24; valued at $117,909)	115,588
	Total Securities held as Collateral on Loaned Securities (Cost $25,773,663)	25,773,663

Morgan Stanley Insight Fund

Consolidated Portfolio of Investments ▪ March 31, 2022 (unaudited) continued

NUMBER OF SHARES (000)
	Investment Company (2.0%)
74,783	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio – Institutional Class (f) (Cost $74,782,766)		74,782,766
	Total Short-Term Investments (Cost $100,556,429)		100,556,429

	Total Investments Excluding Purchased Options (Cost $4,158,801,069)	100.6%	3,809,701,762
	Total Purchased Options Outstanding (Cost $24,019,074)	0.1%	2,621,397
	Total Investments (Cost $4,182,820,143) (g)(h)(i)(j)	100.7%	3,812,323,159
	Liabilities in Excess of Other Assets	(0.7)	(28,033,525)
	Net Assets	100.0%	$3,784,289,634

The Fund had the following Derivative Contract - PIPE open at March 31, 2022:

COUNTERPARTY	REFERENCED OBLIGATION	NOTIONAL AMOUNT	SETTLEMENT DATE	UNREALIZED DEPRECIATION	% OF NET ASSETS
Social Capital Suvretta Holdings Corp.III	ProKidney, LP. (a)(c)(d))(k)(l)	$14,216,880	12/30/22	$(2,137,081)	(0.06)%

ADR	American Depositary Receipt.
PIPE	Private Investment in Public Equity.
SPAC	Special Purpose Acquisition Company.

(a)	Non-income producing security.
(b)	All or a portion of this security was on loan. The value of loaned securities and related collateral outstanding at March 31, 2022, were $28,908,150 and $30,523,638 respectively. The Fund received cash collateral of $25,773,663, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - Institutional Class as reported in the Consolidated Portfolio of Investments. At March 31, 2022, The remaining collateral of $4,749,975 was received in the form of U.S. Government obligations, which the Fund cannot sell or re-pledge and accordingly are not reflected in the Consolidated Portfolio of Investments. The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.
(c)	Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules (“restricted security”). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities and derivative contract (excluding 144A holdings) at March 31, 2022 amounts to $265,674,370 and represents 7.0% of net assets.
(d)	At March 31, 2022, the Fund held fair valued securities and a derivative contract valued at $51,502,921, representing 1.4% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.
(e)	Amount is less than 0.05%.
(f)	The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the three months ended March 31, 2022, advisory fees paid were reduced by $12,201 relating to the Fund's investment in the Liquidity Funds.
(g)	The approximate fair value and percentage of net assets, $69,815,483 and 1.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in the Notes to the Consolidated Portfolio of Investments.

Morgan Stanley Insight Fund

Consolidated Portfolio of Investments ▪ March 31, 2022 (unaudited) continued

(h)	The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the three months ended March 31, 2022, the Fund did not engage in any cross-trade transactions.
(i)	Securities are available for collateral in connection with the securities purchased on a forward commitment basis and purchased options.
(j)	At March 31, 2022, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $431,337,887 and the aggregate gross unrealized depreciation is $803,971,952, resulting in net unrealized depreciation of $372,634,065.
(k)	Represents an unfunded subscription agreement in a private investment in a public entity. The Fund is committed to purchase 1,421,688 shares at $10.00 per share on the settlement date pursuant to the closing of the business combination between ProKidney, LP., and Social Capital Suvretta Holdings Corp.III, a SPAC. The settlement date shown reflects the estimated date based upon the subscription agreement and is subject to change. The transaction will require the approval of the shareholders of both Social Capital Suvretta Holdings Corp.III, and ProKidney, LP., and is subject to other customary closing conditions, including the receipt of certain regulatory approvals. If these conditions are not met, the Fund is no longer obligated to fulfill its commitment to Social Capital Suvretta Holdings Corp.III, and ProKidney, LP. The investment is restricted from resale until the settlement date.
(l)	Investment is valued based on the underlying stock price and significant unobservable inputs that factor in volatility and discount for lack of marketability and transaction risk and is classified as Level 3 in the fair value hierarchy.

Call Options Purchased: The Fund had the following call options purchased open at March 31, 2022:

COUNTERPARTY	DESCRIPTION	STRIKE PRICE		EXPIRATION DATE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000)	VALUE	PREMIUMS PAID	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs International	USD/CNH	CNH	7.27	Nov-22	1,670,325,800	1,670,326	$1,862,413	$8,018,591	$(6,156,178)
JP Morgan Chase Bank NA	USD/CNH	CNH	7.28	Jul-22	1,715,752,843	1,715,753	415,212	7,993,418	(7,578,206)
JP Morgan Chase Bank NA	USD/CNH	CNH	7.31	Aug-22	790,635,623	790,636	236,400	5,369,997	(5,133,597)
JP Morgan Chase Bank NA	USD/CNH	CNH	7.38	Jul-22	497,090,986	497,091	107,372	2,637,068	(2,529,696)

							$2,621,397	$24,019,074	$(21,397,677)

CNH — Chinese Yuan Renminbi Offshore
USD — United States Dollar

INDUSTRY†	VALUE		PERCENT OF TOTAL INVESTMENTS
Information Technology Services	$970,685,026		25.6%
Software	868,719,678		22.9
Internet & Direct Marketing Retail	384,780,225		10.2
Interactive Media & Services	259,222,724		6.8
Entertainment	189,518,729		5.0
Health Care Technology	166,471,823		4.4
Health Care Providers & Services	160,806,257		4.3
Pharmaceuticals	140,734,624		3.7
Investment Companies	117,581,094		3.1
Semiconductors & Semiconductor Equipment	102,922,670		2.7
Road & Rail	99,517,813		2.6
Specialty Retail	62,485,533		1.7
Capital Markets	54,860,427		1.5
Life Sciences Tools & Services	53,767,645		1.4
Leisure Products	52,727,160		1.4
Biotechnology	28,998,782		0.8
Electrical Equipment	18,238,603		0.5
Automobiles	16,243,295		0.4
Consumer Finance	16,224,083		0.4
Real Estate Management & Development	10,107,686		0.3
Chemicals	9,314,222		0.2
Call Options Purchased	2,621,397		0.1
Electronic Equipment, Instruments & Components	—	††	0.0
Total Investments	$3,786,549,496	††	100.0	%*

†	Does not reflect the value of securities held as collateral on loaned securities.
††	Includes a security valued at zero.
*	Does not include an open PIPE contract with unrealized depreciation of $2,137,081.

Morgan Stanley Insight Fund

Notes to Consolidated Portfolio of Investments ▪ March 31, 2022 (unaudited)

Valuation of Investments - (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter (“OTC”) market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Board of Trustees (the "Trustees"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (6) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trustees. The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price) prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If the Adviser, a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security’s fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (7) PIPE investments may be valued based on the underlying stock price less a discount until the commitment is fulfilled and shares are registered; and (8) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Fund’s Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Fair Valuation Measurements

Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

• Level 1 – unadjusted quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of March 31, 2022:

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS		TOTAL
Assets:
Common Stocks
Automobiles	$16,243,295	$—	$—		$16,243,295
Biotechnology	28,998,782	—	—		28,998,782
Capital Markets	54,860,427	—	—		54,860,427
Chemicals	9,011,475	—	—		9,011,475
Consumer Finance	16,224,083	—	—		16,224,083
Electrical Equipment	18,238,603	—	—		18,238,603
Electronic Equipment, Instruments & Components	—	—	—	†	—	†
Entertainment	189,518,729	—	—		189,518,729
Health Care Providers & Services	160,806,257	—	—		160,806,257
Health Care Technology	166,471,823	—	—		166,471,823
Information Technology Services	900,869,543	69,815,483	—		970,685,026
Interactive Media & Services	259,222,724	—	—		259,222,724
Internet & Direct Marketing Retail	384,780,225	—	—		384,780,225
Leisure Products	52,727,160	—	—		52,727,160
Life Sciences Tools & Services	53,767,645	—	—		53,767,645
Pharmaceuticals	140,734,624	—	—		140,734,624
Real Estate Management & Development	10,107,686	—	—		10,107,686
Road & Rail	78,743,578	20,774,235	—		99,517,813
Semiconductors & Semiconductor Equipment	102,922,670	—	—		102,922,670
Software	801,545,968	13,533,708	—		815,079,676
Specialty Retail	62,485,533	—	—		62,485,533
Total Common Stocks	3,508,280,830	104,123,426	—	†	3,612,404,256	†
Warrant	302,747	—	—		302,747
Preferred Stocks
Software	—	—	53,640,002		53,640,002
Investment Company	42,798,328	—	—		42,798,328
Call Options Purchased	—	2,621,397	—		2,621,397
Short-Term Investments
Investment Company	99,170,639	—	—		99,170,639
Repurchase Agreements	—	1,385,790	—		1,385,790
Total Short-Term Investments	99,170,639	1,385,790	—		100,556,429
Total Assets	3,650,552,544	108,130,613	53,640,002	†	3,812,323,159	†
Liabilities:
Derivative Contract — PIPE	—	—	(2,137,081)		(2,137,081)
Total	$3,650,552,544	$108,130,613	$51,502,921	†	$3,810,186,078	†

†	Includes a security valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	COMMON STOCK		PREFERRED STOCKS		DERIVATIVE CONTRACT — PIPE
Beginning Balance	$-		$58,239,279	†	$-
Purchases	-		-		-
Sales	-		-
PIPE transactions	-		-		(2,137,081)
Transfers in	-	†	-		-
Transfers out	-		(-	)†	-
Corporate actions	-		-		-
Change in unrealized appreciation (depreciation)	-		(4,599,277)		-
Realized gains (losses)	-		-		-
Ending Balance	$-	†	$53,640,002		$(2,137,081)

Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2022	$-		$(4,599,277)		$(2,137,081)

†	Includes a security valued at zero.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of March 31, 2022. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance. The Fund calculated the weighted averages of the unobservable inputs relative to each investment’s fair value as of March 31, 2022.

	Fair Value at March 31, 2022	Valuation Technique	Unobservable Input	Amount or Range /Weighted Average*	Impact to Valuation from an Increase in Input**
Preferred Stocks	$53,640,002	Discounted Cash Flow	Weighted Average Cost of Capital	12.0% - 13.0% / 12.0%	Decrease
			Perpetual Growth Rate	3.0% - 4.0% / 3.5%	Increase
		Market Comparable Companies	Enterprise Value /Revenue	2.0x - 30.2x / 30.6x	Increase
			Discount for Lack of Marketability	11.0% - 12.0% / 11.0%	Decrease

PIPE	$(2,137,081)	Market Implied	Discount for Lack of Marketability and Transaction Risk	14.0%	Decrease

*	Amount is indicative of the weighted average.
**	Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.